                                                                    EXHIBIT 10.5

                       ADDENDUM TO SUBSCRIPTION AGREEMENT

     Reference is made to each of those Subscription Agreements, dated as of
January 12, 2007, between Towerstream Corporation, a Delaware corporation (the
"Company") and each of the subscribers (the "Subscribers") for Units (as defined in the Company's Confidential Private Placement Memorandum (the "PPM") dated
December 21, 2006, as supplemented to date) (the "Subscription Agreements"). The
Company hereby provides the following Addendum (this "Addendum") to the
Subscription Agreements for the benefit of each Subscriber. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Subscription Agreements or the PPM.

1.   The paragraph appearing under the heading "Anti-Dilution Price Protection"
     in the PPM shall be deleted and is replaced in its entirety with the following:

For a period of twelve (12) months following the Closing Date (the "Adjustment
Period"), in the event that the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any
Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than $2.25 per share (such lower price, the "Base Price" and such issuances, collectively, a
"Dilutive Issuance") (if the holder of the Common Stock or Common Stock
Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than $2.25 per share, such issuance shall be deemed to have occurred for less than the $2.25 per share on such date of the Dilutive Issuance), then the purchase price of $2.25 per share as of the Closing Date shall be reduced to equal the Base Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued within the Adjustment Period. Notwithstanding the foregoing, no adjustment will be made under this Paragraph in respect of an Exempt Issuance. The Company shall notify the purchaser in writing, no later than 1 Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this
Paragraph, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Paragraph, upon the occurrence of any Dilutive Issuance, the purchaser is entitled to receive a number of shares based upon the Base Price on or after the date of such Dilutive
Issuance, regardless of whether the purchaser accurately refers to the Base
Price in any notice. The exercise price of all unexercised Warrants issued to
Unit purchasers shall be reduced to 200% of the Base Price upon any Dilutive
Issuance during the Adjustment Period. Such Warrant adjustment shall be made successively whenever a Dilutive Issuance requiring an adjustment to the Base
Price is made during the Adjustment Period. Notwithstanding anything herein or in any related document to the contrary, the foregoing does not convey to the purchaser any right to participation in any future financings or offerings now or in the future contemplated or undertaken by the Company and any provision of the Debentures related thereto are not included in the additional benefits for purchasers of Units referred to herein or in any other document related hereto and are specifically excluded from any of the benefits provided to purchasers pursuant to an investment in the Units. The Company reserves the right to establish procedures, in consultation with the purchasers, in order to effectuate the issuance of additional shares in the event of any dilutive issuance requiring an adjustment to the Base Price, including any shares that are required to be issued to any buyers of shares from the original purchasers from the Company, which include any right to receive shares upon a dilutive issuance, in its sole discretion, including delivery of such shares to the purchasers in full and complete satisfaction of the Company's obligation upon a dilutive issuance.

"Common Stock Equivalents" means any securities of the Company or the
Subsidiaries which would entitle the holder thereof to acquire at any time
Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Exempt Issuance" means: (A) any issuance resulting from the availability or effectiveness of any anti-dilution or price protection rights under the
Debenture or related to the Debenture, such as any warrants or purchase agreements); and (B) the issuance of: (a) shares of Common Stock or options to employees, officers, directors, or consultants of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established (provided, however, any such issuances to consultants shall not exceed 750,000 shares of
Common Stock and Common Stock Equivalents, in the aggregate, in any 12 month period), (b) securities upon the exercise or exchange of or conversion of any
Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities; and (c)
securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is either an owner of, or an entity that is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

     2. Legal Opinion. The Company shall deliver or cause to be delivered to each purchaser of Units a legal opinion of Haynes and Boone, LLP, counsel to the
Company, addressed to such purchaser, dated as of the date of closing on the purchase of Units, in standard form, covering such matters as are contained in the opinion to be delivered to the Debenture purchasers, and subject to the same caveats and limitations as set forth in such opinion.

     3. Additional Representations and Warranties. The Company hereby makes the following representations and warranties:(references to the Subsidiaries shall include the Towerstream and its business and its direct and indirect subsidiaries)(References to all Schedules herein shall mean any and all information and disclosures included on the same or equivalent schedule to the
Debenture Securitas Purchase Agreement which disclosures are hereby incorporated by reference and are not repeated herein; further any and all amendments,

                                       -2-

modifications, waivers, consents, or agreements approved by the Debentureholders in accordance with the Debentures, with respect to such representations and warranties, will be binding upon all beneficiaries of the representations and warranties provided in this paragraph without further action or consent by any
Unit purchasers):

          (a) Subsidiaries. All of the direct and indirect subsidiaries of the
Company are set forth on Schedule 3(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each
Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

          (b) Organization and Qualification. The Company and each of the
Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the
Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and hereunder. The execution and delivery of each of the
Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                                       -3-

          (d) No Conflicts. The execution, delivery and performance of the
Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i)
conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the
Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

          (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of a Current Report on Form 8-K disclosing the material terms of the transactions contemplated by the PPM and attaching the Transaction Documents thereto, (ii) the filing with the Commission of the Registration Statement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws
(collectively, the "Required Approvals").

          (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction
Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying
Shares at least equal to the Required Minimum on the date hereof.

          (g) Capitalization. The capitalization of the Company is as set forth on Schedule 3(g), which schedule shall also include the number of shares of
Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to
(i) the Merger, (ii) any transactions disclosed in the PPM or (iii) the exercise of employee stock options under the Company's stock option plans, the issuance of

                                       -4-

shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of Common Stock
Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. Each of the following representations and warranties is qualified in its entirety to Schedule 3(g), and with respect to any contracts, agreements, events, or obligations relating to periods prior to the date of the Merger, each of such representations and warranties is qualified to the extent of the actual knowledge of the Company: (i) no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction
Documents, (ii) except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any
Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents, (iii) the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities and (iv) all of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.
There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

          (h) SEC Reports; Financial Statements. As of the date of the Merger, to the knowledge of the Company, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company through the date of the Merger under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC
Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC
Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The audited financial statements of the
Towerstream Subsidiary and its direct and indirect subsidiaries for the past two fiscal years and unaudited financial statements for the most recent fiscal quarter are attached hereto as Schedule 3(h). Such financial statements comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with
United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the

                                       -5-

notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Towerstream Subsidiary and its consolidated
Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof and except for consummation of the Merger and the transactions disclosed in the PPM, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.
The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by the Subscription Agreements or as set forth on Schedule 3(i), no event, liability or development has occurred or exists with respect to the
Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made. The representations and warranties in this Section
3(i) as they relate to the Company prior to consummation of the Merger are qualified to the extent of the actual knowledge of the Company.

          (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the
Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the
Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange
Act or the Securities Act. The representations and warranties in this Section
3(j) as they relate to the Company prior to consummation of the Merger are qualified to the extent of the actual knowledge of the Company.

                                       -6-

          (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse
Effect. None of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the
Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The representations and warranties in this
Section 3(k) as they relate to the Company prior to consummation of the Merger are qualified to the extent of the actual knowledge of the Company.

          (l) Compliance. Neither the Company nor any Subsidiary (i) is in
default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii)
is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. The representations and warranties in this
Section 3(l) as they relate to the Company prior to consummation of the Merger are qualified to the extent of the actual knowledge of the Company.

          (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a
Material Adverse Effect ("Material Permits"), and neither the Company nor any
Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit. The representations and warranties in this
Section 3(m) as they relate to the Company prior to the consummation of the
Merger are qualified to the extent of the actual knowledge of the Company.

          (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case

                                       -7-

free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and
Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the
Subsidiaries are in compliance. The representations and warranties in this
Section 3(n) as they relate to the Company prior to the consummation of the
Merger are qualified to the extent of the actual knowledge of the Company.

          (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse
Effect (collectively, the "Intellectual Property Rights"). Neither the Company
nor any Subsidiary has received a notice (written or otherwise) that the
Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The
Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The representations and warranties in this Section 3(o) as they relate to the Company prior to the consummation of the Merger are qualified to the extent of the actual knowledge of the Company.

          (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the
Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate
Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company. The representations and

                                       -8-

warranties in this Section 3(q) as they relate to the Company prior to consummation of the Merger are qualified to the extent of the actual knowledge of the Company.

          (r) Certain Fees. Any brokerage or finder's fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents, if any, are as set forth in the PPM. The Subscribers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other
Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

          (s) Private Placement. Assuming the accuracy of the Subscribers representations and warranties set forth in the Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the
Securities by the Company to the Subscribers as contemplated by the PPM. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

          (t) Investment Company. The Company is not, and is not an Affiliate
of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment
Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

          (u) Registration Rights. Other than each of the Subscribers or as set forth in Schedule 3(u) and in the PPM, no Person has any right to cause the
Company to effect the registration under the Securities Act of any securities of the Company.

          (v) Listing and Maintenance Requirements. The Company has not, in the
12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the
Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

          (w) Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill
(including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the
Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Subscribers' ownership of the Securities.

          (x) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the
Company confirms that neither it nor any other Person acting on its behalf has provided any of the Subscribers or their agents or

                                       -9-

counsel with any information that it believes constitutes or might constitute material, nonpublic information. The Company understands and confirms that the
Subscribers will rely on the foregoing representation in effecting transactions in securities of the Company. Attached hereto as Schedule 3(x) is a copy of a substantially final Current Report on Form 8-K (the "Merger 8-K") that the
Company will file with the Commission in connection with the Merger on or prior to the 4th Trading Day immediately following the date hereof (which Current
Report contains, among other information, risk factors concerning the Company and financial statements required to be filed therewith). All disclosure furnished by or on behalf of the Company to the Subscribers regarding the
Company, its business and the transactions contemplated hereby, including the
Disclosure Schedules to this Addendum, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading such that it would be reasonably anticipated to result in a Material Adverse Effect.
The Company acknowledges and agrees that no Subscriber makes or has made any representations or warranties with respect to the transactions contemplated by the PPM other than those specifically set forth in the Subscription Agreements.

          (y) No Integrated Offering. Assuming the accuracy of the Subscribers'
representations and warranties set forth in the Subscription Agreements, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the
Company for purposes of the Securities Act or any applicable shareholder approval provision of any Trading Market on which any of the securities of the
Company are listed or designated.

          (z) Indebtedness. Schedule 3(z) sets forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Addendum, "Indebtedness" means (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
(c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (aa) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse
Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

          (bb) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general

                                      -10-

solicitation or general advertising. The Company has offered the Securities for sale only to the Subscribers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

          (cc) Foreign Corrupt Practices. Neither the Company, nor to the
knowledge of the Company, any agent or other person acting on behalf of the
Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign
Corrupt Practices Act of 1977, as amended. The representations and warranties in this Section 3(cc) as they relate to the Company prior to consummation of the
Merger are qualified to the extent of the actual knowledge of the Company.

          (dd) Accountants. The Company's accounting firm is set forth on
Schedule 3.1(dd) of the Disclosure Schedule. To the knowledge and belief of the
Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company's Annual Report on Form
10-KSB for the year ended November 30, 2006.

          (ee) Intentionally omitted.

          (ff) No Disagreements with Accountants and Lawyers. To the Company's knowledge, there are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the
Company is current with respect to any fees owed to its accountants and lawyers.

          (gg) Acknowledgment Regarding Subscribers' Purchase of Securities. The
Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction
Documents and the transactions contemplated thereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction
Documents and the transactions contemplated thereby and any advice given by any
Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Subscribers' purchase of the Securities. The Company further represents to each Subscriber that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (hh) Intentionally omitted.

          (ii) Regulation M Compliance. The Company has not, and to its
knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to

                                      -11-

result in the stabilization or manipulation of the price of any security of the
Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the
Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the
Securities.

     4. Definitions. In addition to the terms defined elsewhere in this
Addendum, the following terms have the meanings set forth in this Section 4:

          (a) "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Subscriber, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Subscriber will be deemed to be an Affiliate of such Subscriber.

          (b) "Commission" means the Securities and Exchange Commission.

          (c) "Common Stock" means the common stock of the Company, par value
$.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

          (d) "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time
Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          (e) "Debentures" means, the 8% Convertible Debentures due December 31,
2009, issued by the Company to the purchasers pursuant to that certain
Securities Purchase Agreement, dated as of January 12, 2007, among the Company and each purchaser identified on the signature pages thereto.

          (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (g) "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

          (h) "Merger" means the closing of the acquisition of 100% of the issued and outstanding capital stock of Towerstream I, Inc. (f/k/a Towerstream
Corporation) (the "Towerstream Subsidiary"), a Delaware corporation, by the
Company pursuant to that certain Agreement of Merger and Plan of Reorganization among the Company (f/k/a University Calendar Girls, Ltd.), Towerstream
Acquisition, Inc. and the Towerstream Subsidiary, of even date herewith.

                                      -12-

          (i) "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof)
or other entity of any kind.

          (j) "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          (k) "Registration Rights Agreement" means the Registration Rights
Agreement, dated the date hereof, among the Company and the Subscribers.

          (l) "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Subscriber as provided for in the
Registration Rights Agreement.

          (m) "Required Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all Warrants, ignoring any conversion or exercise limits set forth therein.

          (n) "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          (o) "Securities" means the Common Stock, the Warrants and the
Underlying Shares.

          (p) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated hereunder.

          (q) "Short Sales" means all "short sales" as defined in Rule 200 of
Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

          (r) "Subscription Amount" means, as to each Subscriber, the aggregate amount to be paid for Common Stock and Warrants purchased under such
Subscriber's Subscription Agreement in United States dollars and in immediately available funds.

          (s) "Subsidiary" means any subsidiary of the Company as set forth on
Schedule 3(a).

          (t) "Trading Day" means a day on which the Common Stock is traded on a
Trading Market.

          (u) "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading: the American Stock Exchange, the Nasdaq Capital

                                      -13-

Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York
Stock Exchange or the OTC Bulletin Board.

          (v) "Transaction Documents" means the Subscription Agreements, the
Warrants, the Registration Rights Agreement, all exhibits and schedules hereto and thereto and any other documents or agreements executed in connection with the transactions contemplated thereunder.

          (w) "Underlying Shares" means the shares of Common Stock issued and issuable upon exercise of the Warrants.

          (x) "Warrants" means collectively the Common Stock purchase warrants delivered to the Subscribers in accordance with the Subscription Agreements and the PPM.

     IN WITNESS WHEREOF, the Company has executed this Addendum as of the __th day of January, 2007.

                                        TOWERSTREAM CORPORATION

                                        By:
                                            ------------------------------------
                                            Name: Jeffrey M. Thompson
                                            Title: Chief Executive Officer

                                      -14-